EXHIBIT 23.1

                        INDEPENDENT AUDITOR'S CONSENT


   The Board of Directors
   Equality Bancorp, Inc.:



   We consent to the use of our report, based on our audits and the reports of other auditors, incorporated by reference herein.





                                 /s/ KPMG LLP
                                 ---------------------------------------
                                 KPMG LLP


   May 25, 1999
   St. Louis, Missouri